UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          April 3, 2009
                                                 -------------------------------

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-13703                                      13-3995059
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   (Commission File Number)                   (IRS Employer Identification No.)

        1540 Broadway, 15th Floor
           New York, New York                              10036
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (212) 652-9403
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

        On April 3, 2009, Six Flags, Inc. (the "Company") received notice from NYSE Regulation, Inc. ("NYSE Regulation") that it has determined that the Company's common stock and Preferred Income Equity Redeemable Shares ("PIERS") should be suspended from trading on the New York Stock Exchange ("NYSE") prior to the market opening on April 20, 2009. The decision is the result of the Company not satisfying the NYSE's continued listing standard regarding average global market capitalization over a consecutive 30 trading day period of not less than $75 million and total stockholders' equity of not less than $75 million.

        On April 9, 2009, the Company issued a press release stating that it expects the Company's common stock and PIERS will be traded on the over-the-counter market and quoted on the OTC Bulletin Board upon delisting from the NYSE. The Company also announced that it does not intend to appeal NYSE Regulation's determination to suspend trading of the Company's common stock and PIERS. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

       (d)    Exhibits

              99.1   Press Release of Six Flags, Inc., dated April 9, 2009

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SIX FLAGS, INC.

                                               By:   /s/ James M. Coughlin
                                                    ----------------------------
                                                    Name: James M. Coughlin
                                                    Title: General Counsel

Date: April 9, 2009

                                  EXHIBIT INDEX

                                                                   Paper (P) or
Exhibit No.                        Description                    Electronic (E)
------------   ------------------------------------------------   --------------
   99.1        Press Release of Six Flags, Inc., dated                   E
               April 9, 2009